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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event

                         Reported): September 22, 1999

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
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         Delaware                       333-76627              13-3447441
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
       Incorporation)                  File Number)         Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000
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Item 5. Other Events.

Filing of Trust Financial Statement

         In connection with the offering of the Champion Home Equity Loan Asset-Backed Notes, Series 1999-3 (the "Notes"), the Registrant is hereby filing the audited financial statements of Champion Home Equity Loan Trust 1999-3 (the "Trust"). The financial statements are attached hereto as Exhibit 99.1.

Filing of Accountants' Consent

         In addition, pursuant to Rule 411 under the Securities Act of 1933, the Registrant will incorporate by reference the audited financial statements of the Trust into the Registrant's registration statement (File No. 333-76627). In connection with the incorporation of such documents by reference and pursuant to Rule 436 under the Securities Act of 1933, the Registrant is hereby filing the consent of Ernst & Young LLP. The consent of Ernst & Young LLP is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         23.1 Consent of Ernst & Young LLP 99.1 Financial Statements of the
         Trust.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LEHMAN ABS CORPORATION

                                           By: /s/ Samir A. Tabet
                                              -------------------------------
                                              Name:  Samir A. Tabet
                                              Title:    Senior Vice President

Dated:  September 22, 1999



                                 Exhibit Index

Exhibit                                                                    Page

23.1     Consent of Ernst & Young LLP                                        5

99.1       Financial Statements of the Trust                                 6



                                                                  Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-76627) and related Prospectus of Lehman ABS Corporation and the Prospectus Supplement of Champion Home Equity Loan Trust 1999-3 of our report dated September 22, 1999, with respect to the audited balance sheet of Champion Home Equity Loan Trust 1999-3 included in its Form 8-K at September 22, 1999, filed with the Securities and Exchange Commission.

                                                             Ernst & Young LLP

Cleveland, Ohio
September 22, 1999


                                                                 Exhibits 99.1

                        REPORT OF INDEPENDENT AUDITORS

Champion Mortgage Company, Inc.
    as Administrator of the

    Champion Home Equity Loan Trust 1999-3

We have audited the accompanying balance sheet of Champion Home Equity Loan Trust 1999-3 (the "Trust") as of September 22, 1999. This balance sheet is the responsibility of Champion Mortgage Company, Inc. as Administrator of the Trust. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by the Administrator on behalf of the Trust, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Trust at September 22, 1999, in conformity with generally accepted accounting principles.

Cleveland, Ohio
September 22, 1999



                    CHAMPION HOME EQUITY LOAN TRUST 1999-3
                                 BALANCE SHEET
                              SEPTEMBER 22, 1999

          ASSETS
               Cash                                          $     100
                                                             ---------

                   Total Assets                              $     100
                                                             =========

          EQUITY
               Equity of the Trust                           $     100
                                                             ---------

                   Total Equity                              $     100
                                                             =========


See accompanying notes to the balance sheet



                    CHAMPION HOME EQUITY LOAN TRUST 1999-3
                            NOTES TO BALANCE SHEET
                              SEPTEMBER 22, 1999

ORGANIZATION AND OPERATION

Champion Home Equity Loan Trust 1999-3 (the "Trust"), is a Delaware statutory business trust with Chase Manhattan Bank Delaware as Owner Trustee. The Trust was formed on September 22, 1999 in the State of Delaware. The Trust was organized to exclusively acquire home equity loans collateralized by certain mortgage related instruments; to issue and sell securities collateralized by such loans; and to engage in other transactions, including entering agreements that are incidental and necessary, suitable and convenient to the foregoing and permitted under Delaware law.

At September 22, 1999, the Trust had not commenced operations except for the conduct of organizational matters and activities relating to the public offering of notes.

ADMINISTRATION AGREEMENT

Certain duties with respect to the Trust are performed by Champion Mortgage Company, Inc. (the "Administrator") pursuant to an Initial Administration Agreement with the Owner Trustee until such time that the securities are issued. The Administrator bears the operating expenses of the Trust.

ACCOUNTING POLICIES

Cash, the only asset of the Trust at September 22, 1999, is stated at the amount on deposit with a federally insured depository institution.